     ---------------------------------------------------------------------------
                                   MORGAN STANLEY
                                 AFRICA INVESTMENT
                                     FUND, INC.
     ---------------------------------------------------------------------------




                                    ANNUAL REPORT
                                  DECEMBER 31, 1998
                        MORGAN STANLEY DEAN WITTER INVESTMENT
                                    MANAGEMENT INC.
                                  INVESTMENT ADVISER




                                    MORGAN STANLEY
                             AFRICA INVESTMENT FUND, INC.
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Valerie Y. Lewis
SECRETARY

Joanna M. Haigney
TREASURER

Belinda A. Brady
ASSISTANT TREASURER

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

LETTER TO SHAREHOLDERS
----------

For the year ended December 31, 1998, the Morgan Stanley Africa Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -11.82% compared to -17.46% for the Fleming Africa Index including South Africa (the "Index"). For the period since the Fund's commencement of operations on February 14, 1994 through December 31, 1998, the Fund's total return, based on net asset value per share, was 33.22% compared to 16.77% for the Index. On December 31, 1998, the closing price of the Fund's shares on the New York Stock Exchange was $8 3/8, representing a 28.3% discount to the Fund's net asset value per share.

SOUTH AFRICA

The South African market turned in a disappointing performance for the year ended December 31, 1998, falling by 28.2%, despite a 5.7% bounce in the fourth quarter of the year. The market fell victim to weak commodity prices, a critical component of exports and economic activity, and loss of confidence in emerging markets, which resulted in the volatile devaluation of the currency and a sharp spike in local interest rates.

The Rand exchange rate ended the year 18% weaker against the dollar, reflecting the weaker trade and current account balances which resulted from commodity price behavior, the outflow of portfolio funds and speculative pressure. We expect the Rand to weaken in real terms in 1999 due to the country's lack of foreign reserves. Interest rates are now in a gradual decline, whose pace will be dictated by global sentiment on emerging markets and the policy of the Reserve Bank, which has tended to favor fighting inflation versus growth. The economy is likely to record no GDP growth in 1998 as the third quarter number came in at a disheartening -2.8%. We expect the economy to contract by about 1% in 1999, though the pace of interest rate cuts and the behavior of commodity prices will be key in determining the actual outcome. The real economy, while weakened by the effect of high interest rates and low confidence, remains quite sound as a result of prudent fiscal management and a strong, well-managed banking system.

Presidential elections will be held in May, which Deputy President Thabo Mbeki, Nelson Mandela's pragmatic right-hand man, is expected to win. On the corporate front, the massive restructuring of conglomerates continues, and some of the premier companies are slowly becoming multinationals. The quality of South African corporate management and their understanding of shareholding culture is among the best in the emerging market universe.

We are cautiously optimistic on the market for 1999 (our relative underweight simply means we like other markets even more), as we see a benign effect from interest rate reduction and corporate restructuring. We continue to be heavily underweight in the commodity stocks but should be on the lookout for any signs of a bottom in metal prices. Our bias is in the banking sector, which should benefit the most from the fall in rates and on the media sector where our largest South African holding, Primedia, combines a strong franchise, good earnings performance and a very attractive valuation.

EGYPT

Egypt fell prey to the emerging market sell-off, as the EFG Index depreciated by 25.4% for the year ended December 31, 1998. The current account deteriorated to -2.6% of GDP, a direct result of the fall in tourism following the Luxor terrorist incident and the decline in the oil price, which constitutes 50% of exports. The economy, however, powered ahead at a rate above 5% and earnings reports were generally good. Privatization achieved no meaningful progress, but action is promised in the electric, telecommunications and cement sectors in 1999. The Egyptian market should revive in the coming year, as it receives important inflows from pension and insurance funds and the current account heals with tourism already in a recovery.

The Fund has a slight overweight in Egypt focused on consumer and infrastructure stocks, as we see the market offering great value, solid earnings growth and a stable and attractive macroeconomic backdrop. Our enthusiasm is only tempered by our inability to find more than a handful of exciting stocks, as the influence of the state in the partially privatized companies still hampers the dynamism of Egyptian corporate management.

MAURITIUS

Mauritius once again put in a solid performance for the year as orthodox economic management and the diversification of the economy paid off. The Semdex Index recorded a gain of 6% for the year ended December 31, 1998, propelled by gains in the tourism, banking and conglomerate sectors. GDP growth for 1998 is expected at 5.5% and the fiscal deficit is expected to fall to 3.7% from 4.6% a year earlier. Inflation, which should be approximately 8%, was negatively impacted by the move in the currency, which experienced a 12% devaluation. The economy remains well positioned to grow, benefiting from a well-promoted tourism sector, a competitive manufacturing sector and healthy agriculture sector. We therefore retain our overweight in the market, with an emphasis on State Bank of Mauritius, our single largest holding, which we believe offers an attractive secular growth story, attractive valuations, and holds a valuable 19% strategic stake in Mauritius Telecom, which is due to be privatized in 1999.

GHANA

The Ghanaian market was the star of Africa in 1998, with the Databank Index rising 62.9% (it was up 125% at its peak) for the year ended December 31, 1998. The country's most significant achievement was the cut in inflation from 29% in 1997 to 19% in 1998, which allowed for the precipitous decline in interest rates from 48% to 28%. The Cedi, the local currency, was remarkably strong, losing only 3% of its value during the year, helping price stability, but creating a concern for 1999. We expect the economy to continue to improve under the watchful eye of the IMF and thus retain our overweight with an emphasis on financial institutions that will benefit from falling rates and positive growth. Further, we feel strongly that the valuations in Ghana, with the market 1999 price-earnings multiple at 3.5 times and real earnings growth at around the 15% level, are extremely compelling even after the recent appreciation.

REST OF AFRICA

The Fund holds about 16% of its investments in Botswana, Zimbabwe, Kenya and Morocco. Botswana recorded a 14.9% gain in 1998, following another year of remarkable 6.5% GDP growth and progress on the inflation front. The poor global market for diamonds drove the budget into deficit for the first time in 16 years, but the current account remained firmly in the black. The country's low tax rates, its extremely strong foreign reserves and transparent government and business environment bodes well for the economic and market prospects, and we are thus maintaining an overweight.

Zimbabwe had another disastrous year in 1998, with the Mining and Industrial Index falling 60.8%, reflecting the deteriorating condition of the economy arising out of misguided government policy and a sharp currency depreciation. Inflation soared to around 47%, and the currency fell from a high of 16 to the dollar in March to a low of 39 in October, propelled by lack of confidence, and weak prices for the country's main exports, tobacco and metals. The involvement of the Zimbabwe military in the conflict in the Congo has created discontent in society, marked by public and labor union activism, and worsened the fiscal situation. In a desperate act to appease its constituency, the government has embarked upon a land redistribution initiative that has alienated the IMF and temporarily blocked badly needed disbursements. The Fund has a small overweight in the country, with the view that the severity of the current crisis will elicit a constructive response by the government or a change in the current regime.

Morocco had a banner year, rising 30.4%, as growing local liquidity forced its way into the stock market and pushed stocks up. Despite a 9.3% correction during the fourth quarter, valuations remain stretched at a 1999 price-earnings of around 20 times with earnings growth at 15%. The poor value afforded by Morocco combined with our outlook for a higher number of stock issues by corporates as the economy gets closer to opening to the EU, argues for an underweight in this market.

Sincerely,

/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR


January 1999

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.


--------------------------------------------------------------------------------
Effective January 1999, Michael Schwabe has joined Jaideep Khanna in the day-to-day management of the Fund's assets. Michael Schwabe joined Morgan Stanley Dean Witter ("MSDW") Investment Management in 1995. He is a portfolio manager specializing in the African region. Previously, he was a Latin America analyst for MSDW Investment Management. Prior to joining MSDW Investment Management, he spent two years in Morgan Stanley Dean Witter & Co.'s Latin American investment banking group working in corporate finance. He is a native of Mexico and graduated from the University of Notre Dame with a B.B.A. in Finance

Morgan Stanley Africa Investment Fund, Inc.
Investment Summary as of December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


HISTORICAL                                               TOTAL RETURN (%)
INFORMATION                   ------------------------------------------------------------------------
                                 MARKET VALUE (1)       NET ASSET VALUE (2)          INDEX (3)
                              ----------------------   ----------------------   ----------------------
                                             AVERAGE                  AVERAGE                  AVERAGE
                              CUMULATIVE      ANNUAL   CUMULATIVE      ANNUAL   CUMULATIVE      ANNUAL
                              ----------     -------   ----------     --------  ----------     -------
          One Year              -20.62%      -20.62%    -11.82%       -11.82%     -17.46%      -17.46%
          Since Inception*       -4.56        -0.95      33.22          6.05       16.77         3.23

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION (2)


                                       [GRAPH]


                                                                      YEAR ENDED DECEMBER 31,
                                               1994*            1995           1996            1997          1998
                                             --------       ----------      ---------        --------     ---------
Net Asset Value Per Share. . . . .           $  14.43       $    17.05      $   16.86       $  14.45      $   11.69
Market Value Per Share . . . . . .           $  11.38       $    12.88      $   13.63       $  11.50      $    8.38
Premium/(Discount) . . . . . . . .              -21.1%           -24.5%         -19.2%         -20.4%         -28.3%
Income Dividends . . . . . . . . .           $   0.54       $     0.96      $    0.14       $   0.30      $    0.86
Capital Gains Distributions. . . .                          $     0.01      $    1.23       $   2.25      $    0.00#
Fund Total Return (2). . . . . . .               7.34%           26.14%          8.64%          2.69%        -11.82%
Index Total Return (3) . . . . . .              44.69%           14.81%        -10.72%         -4.61%        -17.46%

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Fleming Africa Index including South Africa is a market capitalization weighted index based on the indices of eleven countries including Botswana, Egypt, Ghana, Kenya, Malawi, Mauritius, Morocco, Namibia, South Africa, Tunisia, and Zimbabwe. The local indices include dividends except for Botswana, Ghana, Kenya and Namibia.
  *  The Fund commenced operations on February 14, 1994.
  #  Amount is less than U.S.$0.01 per share.

Morgan Stanley Africa Investment Fund, Inc.
Portfolio Summary as of December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


DIVERSIFICATION OF TOTAL INVESTMENTS

                                       [CHART]



Equity Securities                  (92.0)%
Short-Term Investments              (8.0)%

--------------------------------------------------------------------------------
SECTORS

                                       [CHART]


Banking                           (27.8%)
Beverage & Tobacco                (15.2%)
Broadcasting & Publishing          (3.2%)
Chemicals                          (2.9%)
Financial Services                 (7.1%)
Food & Household Products          (2.1%)
Machinery & Engineering            (2.3%)
Merchandising                      (4.9%)
Multi-Industry                    (12.5%)
Services                           (3.9%)
Other                             (18.1%)

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

                                       [CHART]

South Africa                      (32.6%)
Egypt                             (18.8%)
Ghana                             (14.8%)
Mauritius                         (14.2%)
Zimbabwe                           (5.7%)
Botswana                           (5.6%)
Kenya                              (2.8%)
Morocco                            (1.6%)
Ivory Coast                        (0.8%)
Zambia                             (0.6%)
Other                              (2.5%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*


                                                         PERCENT OF
                                                         NET ASSETS
                                                         ----------
     1.   State Bank of Mauritius Ltd. (Mauritius)          8.7%
     2.   Standard Chartered Bank (Ghana)                   5.6
     3.   Sechaba Breweries Ltd. (Botswana)                 5.1
     4.   Bidvest Group Ltd. (South Africa)                 3.7
     5.   Social Security Bank Ltd. (Ghana)                 3.7
     6.   Al-Ahram Beverages Co. (Egypt)                    3.6%
     7.   Primedia Ltd. (South Africa)                      3.2
     8.   Eastern Tobacco (Egypt)                           3.1
     9.   B.O.E. Corp., Ltd. (South Africa)                 3.0
    10.   Mauritius Commercial Bank (Mauritius)             2.7
                                                           -----
                                                           42.4%
                                                           -----
                                                           -----

* Excludes short-term investments.

FINANCIAL STATEMENT
----------
STATEMENT OF NET ASSETS
----------
DECEMBER 31, 1998


                                                                         VALUE
                                                      SHARES             (000)
--------------------------------------------------------------------------------
COMMON STOCKS (98.4%)
(Unless otherwise noted)
--------------------------------------------------------------------------------
BOTSWANA (5.6%) BANKING
  Standard Chartered Bank of Botswana                150,000     U.S.$     790
                                                                 ---------------
BEVERAGES & TOBACCO
  Sechaba Breweries Ltd.                           7,449,450             8,613
                                                                 ---------------
                                                                         9,403
                                                                 ---------------
--------------------------------------------------------------------------------
EGYPT (18.8%) BANKING
  Al Watany Bank of Egypt                             22,014               252
  Commercial International Bank                           90                 1
                                                                 ---------------
                                                                           253
                                                                 ---------------
BEVERAGES & TOBACCO
(a)Al-Ahram Beverages Co. GDR                        211,000             5,987
  Eastern Tobacco                                    223,706             5,149
                                                                 ---------------
                                                                        11,136
                                                                 ---------------
BUILDING MATERIALS & COMPONENTS
  Suez Cement Co.                                      6,600                99
  Suez Cement Co. GDR                                194,760             2,688
                                                                 ---------------
                                                                         2,787
                                                                 ---------------
CHEMICALS
  Egyptian Finance & Industrial Co.                   57,265               947
  Paints & Chemical Industries                        19,510               400
  Paints & Chemical Industries GDR                   243,300             1,460
                                                                 ---------------
                                                                         2,807
                                                                 ---------------
CONSTRUCTION & HOUSING
  Heliopolis Housing & Development Co.                11,500               904
                                                                 ---------------
ELECTRICAL & ELECTRONICS
  Egyptian Electro Cables                              1,848                24
                                                                 ---------------
FINANCIAL SERVICES
(a,b)EFG-Hermes Holding GDR                          100,000               975
  National Societe Generale Bank                     118,232             2,157
                                                                 ---------------
                                                                         3,132

                                                                 ---------------
FOOD & HOUSEHOLD PRODUCTS
  Central Flour Mills                                    110                 -@
  North Cairo Flour Mills                                605                 7
                                                                 ---------------
                                                                             7
                                                                 ---------------
MACHINERY & ENGINEERING
  Industrial & Engineering Enterprises Co.           254,416             3,600
                                                                 ---------------
MERCHANDISING
  MISR Free Shops Co.                                 78,320               712
                                                                 ---------------
OIL & GAS
  Egypt Gas Co.                                       45,000             3,339
                                                                 ---------------
REAL ESTATE
(a) Alexandria Real Estate Investment Co.             14,155               528

  Madinet Nasr Housing & Development                  75,240             2,271
                                                                 ---------------
                                                                         2,799
                                                                 ---------------
                                                                        31,500
                                                                 ---------------
--------------------------------------------------------------------------------
GHANA (14.8%) BANKING
  Ghana Commercial Bank                            5,394,580             2,532
  Social Security Bank Ltd.                        6,390,000             6,144
  Standard Chartered Bank                            913,400             9,368
                                                                 ---------------
                                                                        18,044
                                                                 ---------------
BEVERAGES & TOBACCO
(a) Ghana Breweries Ltd.                             504,000               442
  Guinness Ghana Ltd.                              3,800,979             1,299
  Pioneer Tobacco Co., Ltd.                        6,749,660             1,154
                                                                 ---------------
                                                                         2,895
                                                                 ---------------
FINANCIAL SERVICES
  Home Finance Co.                                 2,814,840               902
                                                                 ---------------
FOOD & HOUSEHOLD PRODUCTS
  Unilever Ghana Ltd.                              2,494,900             1,706
                                                                 ---------------
METALS - NON-FERROUS
  Aluworks Ghana Ltd.                              1,070,000             1,143
  Ghana Pioneer Aluminum Factory                   1,043,400               178
                                                                 ---------------
                                                                         1,321
                                                                 ---------------
                                                                        24,868
                                                                 ---------------
--------------------------------------------------------------------------------
IVORY COAST (0.8%) DIVERSIFIED OPERATIONS
(a) SOC Ivoirienne de Coco Rappe                      24,000               429
                                                                 ---------------
FINANCIAL SERVICES
(a) Filature Tissages Sacs                            25,000               984
                                                                 ---------------
                                                                         1,413
                                                                 ---------------
--------------------------------------------------------------------------------
KENYA (2.8%) BANKING
  Kenya Commercial Bank Ltd.                         991,326               987
  National Industrial Credit Bank                    311,551               189
                                                                         1,176
                                                                 ---------------
INDUSTRIAL COMPONENTS
  Firestone East Africa Ltd.                       4,756,950             1,240
                                                                 ---------------
MERCHANDISING
  Uchumi Supermarket Ltd.                          2,501,107             1,781
                                                                 ---------------
MINING
  Athi River Mining Ltd.                           3,262,500               349
                                                                 ---------------
UTILITIES - ELECTRICAL & GAS
  Kenya Power & Lighting Co., Ltd.                   100,000               202
                                                                 ---------------
                                                                         4,748
                                                                 ---------------
--------------------------------------------------------------------------------
MALAWI (0.5%) FOOD & HOUSEHOLD PRODUCTS
  Sugar Corp. of Malawi                            7,160,000               778
                                                                 ---------------
--------------------------------------------------------------------------------


     The accompanying notes are an integral part of the financial statements.

                                                                         VALUE
                                                      SHARES             (000)
--------------------------------------------------------------------------------

MAURITIUS (14.2%)BANKING
  Mauritius Commercial Bank                        1,022,345     U.S.$   4,465
  State Bank of Mauritius Ltd.                    20,111,364            14,557
                                                                 ---------------
                                                                        19,022
                                                                 ---------------
LEISURE & TOURISM
  New Mauritus Hotels                                975,388             2,090
                                                                 ---------------
MULTI-INDUSTRY
  Rogers and Co., Ltd.                               389,231             2,692
                                                                 ---------------
                                                                        23,804
                                                                 ---------------
--------------------------------------------------------------------------------
MOROCCO (1.6%)SERVICES
  Credor                                              25,000             2,696
                                                                 ---------------
--------------------------------------------------------------------------------
MOZAMBIQUE (0.3%)MINING
(a)Kenmare Resources plc                           2,975,000               432
                                                                 ---------------
--------------------------------------------------------------------------------
NIGERIA (0.1%)UTILITIES - ELECTRICAL & GAS
  Tuskar Resources plc                            17,829,000               223
                                                                 ---------------
--------------------------------------------------------------------------------
SOUTH AFRICA (32.6%)
APPLIANCES & HOUSEHOLD DURABLES
  Ellerine Holdings Ltd.                             570,400             1,230
                                                                 ---------------
BANKING
  ABSA Group Ltd.                                    735,780             3,485
     Nedcor Ltd.                                     182,141             3,099
                                                                 ---------------
                                                                         6,584
                                                                 ---------------
BEVERAGES & TOBACCO
  Amalgamated Beverage Industries LTD.               430,205             2,775
  Suncrush Ltd.                                      151,300                23
                                                                 ---------------
                                                                         2,798
                                                                 ---------------
BROADCASTING & PUBLISHING
  Primedia Ltd. "N"                                2,425,000             5,352
                                                                 ---------------
CHEMICALS
  SASOL Ltd.                                         204,802               774
  SASOL Ltd. 8.50% (Convertible Preferred)           294,400             1,024
                                                                 ---------------
                                                                         1,798
                                                                 ---------------
COMMERCIAL SERVICES
(a)First South Africa Corp.                          278,404               261
                                                                 ---------------
COMPUTERS
  Software Connection, Ltd.                        1,664,000               508
                                                                 ---------------
CONSTRUCTION & HOUSING
  Concor Ltd.                                        294,522               388
                                                                 ---------------
--------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS
  Johnnies Industrial Corp. Ltd.                401,400U.S.$             1,894
                                                                 ---------------
ELECTRICAL & ELECTRONICS
  DataTec Ltd.                                        10,500               135
     Comparex Holdings Ltd.                          323,100             2,622
                                                                 ---------------
                                                                         2,757
                                                                 ---------------
FINANCIAL SERVICES
  B.O.E. Corp. Ltd. 'N'                            8,760,468             4,983
(a)Theta Group Ltd.                                  554,900             1,884
                                                                 ---------------
                                                                         6,867
                                                                 ---------------
INSURANCE
  FirstRand Ltd.                                   1,225,700             1,336
  Liberty Life Association of Africa Ltd.            158,100             2,174
                                                                 ---------------
                                                                         3,510
                                                                 ---------------
MACHINERY & ENGINEERING
  Howden Africa Holdings Ltd.                      2,010,172               282
                                                                 ---------------
MERCHANDISING
  New Clicks Holdings Ltd.                         2,061,015             2,012
                                                                 ---------------
MULTI-INDUSTRY
  Bidvest Group Ltd.                                 857,560             6,217
(a)New Africa Investments Ltd. (Preferred) 'N'     6,520,200             3,985
   Rembrandt Group Ltd.                              699,990             4,278
                                                                 ---------------
                                                                        14,480
                                                                 ---------------
SERVICES
  Educor                                           3,399,080             3,924
                                                                 ---------------
                                                                        54,645
                                                                 ---------------
--------------------------------------------------------------------------------
ZAMBIA (0.6%)FOOD & HOUSEHOLD PRODUCTS
  Zambia Sugar Co., Ltd.                         151,371,609               874
MINING
(a)Zambia Consolidated Copper Mines                  600,000               105
                                                                 ---------------
                                                                           979
                                                                 ---------------
--------------------------------------------------------------------------------
ZIMBABWE (5.7%)BANKING
  NMBZ Holdings Ltd.                               1,954,000               722
                                                                 ---------------
BUILDING MATERIALS & COMPONENTS
  PG Industries Ltd.                               1,713,446                41
  Portland Holdings Ltd.                             400,000                88
  Portland Holdings Ltd.
     (Convertible Shares 13%)                         25,000                 6
                                                                 ---------------
                                                                           135
                                                                 ---------------
CHEMICALS
  Interfresh Ltd.                                 15,000,000               282
                                                                 ---------------
ENERGY SOURCES
  Wankie Colliery Co. Ltd.                         7,871,900               360
                                                                 ---------------
--------------------------------------------------------------------------------


     The accompanying notes are an integral part of the financial statements.


                                                                         VALUE
                                                      SHARES             (000)
--------------------------------------------------------------------------------
ZIMBABWE (CONTINUED)
FOOD & HOUSEHOLD Products
  Eastern Highland Plantation                      3,375,659     U.S.$     172
                                                                 ---------------
LEISURE & TOURISM
  Zimbabwe Sun Ltd.                                6,617,338               373
                                                                 ---------------
MERCHANDISING
  Meikles Africa Ltd.                              6,544,880             3,665
                                                                 ---------------
METALS - NON-FERROUS
  Bindura Nickel Corp., Ltd.                         658,750                18
                                                                 ---------------
MULTI-INDUSTRY
  CFI Holdings                                       694,953                18
  Delta Corp., Ltd.                               13,497,630             2,938
(a)TA Holdings Ltd.                               11,432,100               200
  Trans Zambezi Industries Ltd.                    6,012,410               275
  Trans Zambezi Industries Ltd. - New                360,000                16
(a,b)Trans Zambezi Industries Ltd. ADR             2,200,000               101
  TSL Ltd.                                         3,477,000               247
                                                                 ---------------
                                                                         3,795
                                                                 ---------------
                                                                         9,522
                                                                 ---------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCK
  (Cost U.S.$196,074)                                                  165,011
                                                                 ---------------
--------------------------------------------------------------------------------

                                                      NO. OF
                                                      RIGHTS
--------------------------------------------------------------------------------
Rights (0.0%)
--------------------------------------------------------------------------------
SOUTH AFRICA (0.0%)
(a)Primedia Ltd.
  (Cost U.S.$-)                                    2,270,600                 4
                                                                 ---------------
--------------------------------------------------------------------------------

                                                     NO. OF
                                                    WARRANTS
--------------------------------------------------------------------------------
WARRANTS (0.0%)
--------------------------------------------------------------------------------
SOUTH AFRICA (0.0%)
(a,c)First South Africa Corp. - Warrant B,
  expiring 1/24/01
  (Cost U.S.$-)                                            5                 -@
                                                                 ---------------
--------------------------------------------------------------------------------
                                                         Face
                                                        Amount        Value
                                                        (000)         (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (8.0%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (8.0%)
     Chase Securities, Inc. 4.45%,
        dated 12/31/98, due 1/4/99, to be repurchased
        at U.S.$13,409, collateralized by U.S.$8,060
        United States Treasury Bonds, 11.25%, due
        2/15/15, valued at U.S.$13,672
            (Cost U.S.$13,402)      U.S.$            13,402     U.S.$  13,402
                                                                 ---------------
--------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (0.5%)
  Egyptian Pound                    EGP                2,507               735
  Ghana Cedi                        GHC               47,301                20
  Kenyan Shilling                   KES                    1                 -@
  Mauritius Rupee                   MUR                2,660               108
  Moroccan Dirham                   MAD                  202                22
                                                                 ---------------
  (Cost U.S.$883)                                                          885
                                                                 ---------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (106.9%)
  (Cost U.S.$210,359)                                                  179,302
                                                                 ---------------
--------------------------------------------------------------------------------
OTHER ASSETS (0.6%)
  Net Unrealized Gain on Foreign
     Currency Exchange Contracts    U.S.$                368
  Receivable for Investments
     Sold                                                316
     Dividends Receivable                                277
     Interest Receivable                                   2
  Other Assets                                            17               980
                                                    ---------------------------
--------------------------------------------------------------------------------
LIABILITIES (-7.5%)
  Payable For:
     Dividends Declared                              (11,760)
     Bank Overdraft                                     (347)
     Investment Advisory Fees                           (178)
     Custodian Fees                                     (108)
     Professional Fees                                   (65)
     Shareholder Reporting Expenses                      (45)
     Directors' Fees and Expenses                        (35)
     Administrative Fees                                 (18)
  Other Liabilities                                       (3)          (12,559)
                                                    ---------------------------
--------------------------------------------------------------------------------

     The accompanying notes are an integral part of the financial statements.

                                                                        Amount
                                                                         (000)
-------------------------------------------------------------------------------
NET ASSETS (100%)
Applicable to 14,346,421, issued and
outstanding U.S.$0.01 par value shares
(100,000,000 shares authorized)                                   U.S.$167,723
                                                    ----------------------------
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                         U.S.$  11.69
                                                    ----------------------------
--------------------------------------------------------------------------------
AT DECEMBER 31,1998, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
  Common Stock                                                    U.S.$    144
  Capital Surplus                                                      204,946
  Undistributed Net Investment Income                                       14
  Accumulated Net Realized Loss                                         (6,675)
  Unrealized Depreciation on Investments
     and Foreign Currency Translations                                 (30,706)
---------------------------------------------------------------------------------
TOTAL NET ASSETS                                                  U.S.$167,723
                                                    ----------------------------
--------------------------------------------------------------------------------

  (a)- Non-income producing
  (b)- 144A Security - certain conditions for
        public sale may exist.
  (c)- Security valued at fair value - See note
        A-1 to financial statements.
  @  - Value is less than U.S.$500.
ADR  - American Depositary Receipt
GDR  - Global Depositary Receipt
--------------------------------------------------------------------------------


FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
  Under the terms of foreign currency exchange contracts open at December 31, 1998, the Fund is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:


                                                                                          NET
     CURRENCY                                                                          UNREALIZED
        TO                                              IN                                GAIN
     DELIVER            VALUE       SETTLEMENT       EXCHANGE              VALUE         (LOSS)
      (000)             (000)          DATE          FOR (000)             (000)          (000)
----------------- --------------- ------------- ------------------ ----------------- -------------
EGP       7,100     U.S.$   2,082    03/03/99     U.S.$    2,000      U.S.$   2,000    U.S.$  (82)
ZAR       27,135            4,372    06/23/99     U.S.$    4,500              4,500           128
U.S.$     4,050             4,050    06/23/99     ZAR     27,135              4,372           322
                    -------------                                     -------------    ----------
                    U.S.$  10,504                                     U.S.$  10,872    U.S.$  368
                    -------------                                     -------------    ----------
                    -------------                                     -------------    ----------

--------------------------------------------------------------
DECEMBER 31, 1998 EXCHANGE RATES:
--------------------------------------------------------------
EGP       Egyptian Pound              3.410  =  U.S.   $1.00
GHC       Ghana Cedi               2340.000  =  U.S.   $1.00
KES       Kenyan Shilling            61.775  =  U.S.   $1.00
MUR       Mauritius Rupee            24.730  =  U.S.   $1.00
MAD       Moroccan Dirham             9.272  =  U.S.   $1.00
ZAR       South African Rand          5.890  =  U.S.   $1.00
--------------------------------------------------------------

SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
CLASSIFICATION - DECEMBER 31, 1998


                                                                 PERCENT
                                              VALUE              OF NET
INDUSTRY                                      (000)              ASSETS
-------------------------------------------------------------------------
Appliances & Household Durables            U.S.$  1,230            0.7%
Banking                                          46,591           27.8
Beverages & Tobacco                              25,442           15.2
Broadcasting & Publishing                         5,356            3.2
Building Materials & Components                   2,922            1.7
Chemicals                                         4,887            2.9
Commercial Services                                 261            0.2
Computers                                           508            0.3
Construction & Housing                            1,292            0.8
Diversified Operations                            2,323            1.4
Electrical & Electronics                          2,781            1.7
Energy Sources                                      360            0.2
Financial Services                               11,885            7.1
Food & Household Products                         3,537            2.1
Industrial Components                             1,240            0.7
Insurance                                         3,510            2.1
Leisure & Tourism                                 2,463            1.5
Machinery & Engineering                           3,882            2.3
Merchandising                                     8,170            4.9
Metals - Non-Ferrous                              1,339            0.8
Mining                                              886            0.5
Multi-Industry                                   20,967           12.5
Oil & Gas                                         3,339            2.0
Real Estate                                       2,799            1.7
Services                                          6,620            3.9
Utilities - Electrical & Gas                        425            0.2
Other                                            14,287            8.5
                                           ------------          -----
                                           U.S.$179,302          106.9%
                                           ------------          -----
                                           ------------          -----
-------------------------------------------------------------------------

SUMMARY OF TOTAL INVESTMENTS BY COUNTRY -
DECEMBER 31, 1998


                                                                 PERCENT
                                              VALUE              OF NET
COUNTRY                                       (000)              ASSETS
-----------------------------------        ---------------------------------

Botswana                                   U.S.$  9,403            5.6%
Egypt                                            31,500           18.8
Ghana                                            24,868           14.8
Ivory Coast                                       1,413            0.8
Kenya                                             4,748            2.8
Malawi                                              778            0.5
Mauritius                                        23,804           14.2
Morocco                                           2,696            1.6
Mozambique                                          432            0.3
Nigeria                                             223            0.1
South Africa                                     54,649           32.6
United States (short-term investments)           13,402            8.0
Zambia                                              979            0.6
Zimbabwe                                          9,522            5.7
Other                                               885            0.5
                                           ------------          -----
                                           U.S.$179,302          106.9%
                                           ------------          -----
                                           ------------          -----
-------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                                                     Year Ended
                                                                                  December 31, 1998
STATEMENT OF OPERATIONS                                                                 (000)
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME
     Dividends . . . . . . . . . . . . . . . . . . . . .                           U.S.$  9,953
     Interest. . . . . . . . . . . . . . . . . . . . . .                                    318
     Less: Foreign Taxes Withheld. . . . . . . . . . . .                                   (384)
---------------------------------------------------------------------------------------------------
       Total Income. . . . . . . . . . . . . . . . . . .                                  9,887
---------------------------------------------------------------------------------------------------
EXPENSES
     Investment Advisory Fees. . . . . . . . . . . . . .                                  2,734
     Custodian Fees. . . . . . . . . . . . . . . . . . .                                    742
     Administrative Fees . . . . . . . . . . . . . . . .                                    245
     Professional Fees . . . . . . . . . . . . . . . . .                                    112
     Shareholder Reporting Expenses. . . . . . . . . . .                                     80
     Directors' Fees and Expenses. . . . . . . . . . . .                                     38
     Transfer Agent Fees . . . . . . . . . . . . . . . .                                     15
     Amortization of Organization Costs. . . . . . . . .                                     12
     Other Expenses. . . . . . . . . . . . . . . . . . .                                     83
---------------------------------------------------------------------------------------------------
       Total Expenses. . . . . . . . . . . . . . . . . .                                  4,061
---------------------------------------------------------------------------------------------------
         Net Investment Income . . . . . . . . . . . . .                                  5,826
---------------------------------------------------------------------------------------------------
Net Realized Gain (Loss)
     Investment Securities Sold. . . . . . . . . . . . .                                 (2,409)
     Foreign Currency Transactions . . . . . . . . . . .                                  5,362
---------------------------------------------------------------------------------------------------
       Net Realized Gain . . . . . . . . . . . . . . . .                                  2,953
---------------------------------------------------------------------------------------------------
Change in Unrealized Appreciation/Depreciation
     Depreciation on Investments . . . . . . . . . . . .                                (40,290)
     Appreciation on Foreign Currency Translations . . .                                    513
---------------------------------------------------------------------------------------------------
       Change in Unrealized Appreciation/Depreciation. .                                (39,777)
---------------------------------------------------------------------------------------------------
Total Net Realized Gains and Change in Unrealized
     Appreciation/Depreciation . . . . . . . . . . . . .                                (36,824)
---------------------------------------------------------------------------------------------------
     NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                          U.S.$(30,998)
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------


                                                               YEAR ENDED             YEAR ENDED
                                                            DECEMBER 31, 1998     DECEMBER 31, 1997
STATEMENT OF CHANGES IN NET ASSETS                               (000)                   (000)
---------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income. . . . . . . . . . . . . . . . .    U.S.$  5,826           U.S.$  5,273
  Net Realized Gain. . . . . . . . . . . . . . . . . . .           2,953                 24,986
  Change in Unrealized Appreciation/Depreciation . . . .         (39,777)               (28,174)
---------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting
  from Operations. . . . . . . . . . . . . . . . . . . .         (30,998)                 2,085
---------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income. . . . . . . . . . . . . . . . .         (12,452)                (4,710)
  Net Realized Gains . . . . . . . . . . . . . . . . . .              --                (31,278)
  In Excess of Net Realized Gains. . . . . . . . . . . .             (37)                (3,416)
---------------------------------------------------------------------------------------------------
  Total Distributions. . . . . . . . . . . . . . . . . .         (12,489)               (39,404)
---------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Repurchase of Shares (1,102,056 shares and 0 shares,
  respectively). . . . . . . . . . . . . . . . . . . . .         (11,993)                    --
---------------------------------------------------------------------------------------------------
  Total Decrease . . . . . . . . . . . . . . . . . . . .         (55,480)               (37,319)
Net Assets:
  Beginning of Period. . . . . . . . . . . . . . . . . .         223,203                260,522
---------------------------------------------------------------------------------------------------
  End of Period including undistributed net investment
     income of U.S.$14 and U.S.$465, respectively) . . .    U.S.$167,723           U.S.$223,203
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

       The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS


                                                                      YEAR ENDED DECEMBER 31,                        Period from
SELECTED PER SHARE DATA                         -------------------------------------------------------------  FEBRUARY 14, 1994* TO
AND RATIOS:                                             1998             1997            1996            1995     DECEMBER 31, 1994
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD . . . .    U.S.$  14.45     U.S.$  16.86    U.S.$  17.05   U.S.$  14.43        U.S.$  14.10
------------------------------------------------------------------------------------------------------------------------------------
Offering Costs . . . . . . . . . . . . . . .              --                               --                              (0.05)
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income. . . . . . . . . . . .            0.40             0.34            0.35           0.64                0.54
Net Realized and Unrealized Gain (Loss)
on Investments . . . . . . . . . . . . . . .           (2.58)           (0.20)           0.83           2.95                0.38
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations . . . . .           (2.18)            0.14            1.18           3.59                0.92
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income. . . . . . . . . . .           (0.86)           (0.30)          (0.14)         (0.96)              (0.54)
  In Excess of Net Investment Income . . . .              --               --              --          (0.00)#             (0.00)#
  Net Realized Gains . . . . . . . . . . . .                            (2.04)          (1.23)         (0.01)                 --
  In Excess of Net Realized Gains. . . . . .           (0.00)#          (0.21)                            --
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions. . . . . . . . . . .           (0.86)           (2.55)          (1.37)         (0.97)              (0.54)
------------------------------------------------------------------------------------------------------------------------------------
Anti-Dilutive Effect of Shares Repurchased .            0.28               --              --             --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD . . . . . . .    U.S.$  11.69     U.S.$  14.45    U.S.$  16.86   U.S.$  17.05        U.S.$  14.43
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD. . . .    U.S.$   8.38     U.S.$  11.50    U.S.$  13.63   U.S.$  12.88        U.S.$  11.38
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
  Market Value . . . . . . . . . . . . . . .          (20.62)%           1.13%          16.26%         20.84%             (15.37)%
  Net Asset Value (1). . . . . . . . . . . .          (11.82)%           2.69%           8.64%         26.14%               7.34%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS). . . .    U.S.$167,723     U.S.$223,203    U.S.$260,522   U.S.$236,428        U.S.$222,929
------------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets. . .            1.79%            1.77%           1.79%          1.77%               1.87%**
Ratio of Net Investment Income to Average
  Net Assets . . . . . . . . . . . . . . . .            2.56%            1.72%           2.11%          4.18%               4.47%**
Portfolio Turnover Rate. . . . . . . . . . .              53%              40%             68%            66%                 32%
------------------------------------------------------------------------------------------------------------------------------------

 *   Commencement of operations
**   Annualized
 #   Amount is less than U.S.$0.01 per share
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.


       The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998
-------------
     The Morgan Stanley Africa Investment Fund, Inc. (the "Fund") was incorporated in Maryland on December 14, 1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board"), although the actual calculations may be done by others. Due to certain African securities markets' small size, degree of liquidity and volatility, the price which the Fund may realize upon sale of securities may not be equal to its value as presented in the financial statements.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     The Fund may be subject to taxes imposed by countries in which it invests. The Fund accrues such taxes when the related income is earned.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counter-party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

       - investments, other assets and liabilities at the prevailing rate of exchange on valuation date;

       - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books, if any, and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments and their associated risks that the Fund may utilize:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

6. DEBT INSTRUMENTS: The Fund may invest in debt instruments including those in the form of fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Fund's investments in Loans may be in the form of participations in Loans ("Participations") or assignments ("Assignments") of all or a portion of Loans from third parties. The Fund's investment in Participations typically results in the Fund having a contractual relationship with only the Lender and not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When the Fund purchases Assignments from Lenders it acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

7. WRITTEN OPTIONS: The Fund may write covered call options in an attempt to increase the Fund's total return. The Fund will receive premiums that are recorded as liabilities and subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, the Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase.

8. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities on the custody statement for its regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

9. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

10. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

11. OVER-THE-COUNTER TRADING: Derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

12. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Distributions to shareholders are recorded on the ex-dividend date.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions and gains on certain securities of corporations designated as "passive foreign investment companies".

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Dean Witter Investment Management Inc. (formerly Morgan Stanley Asset Management Inc.) (the "Adviser"), provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.20% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.06% of the Fund's average weekly net assets, plus

$100,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

D. The Chase Manhattan Bank and its affiliates serve as custodian for the Fund. The Fund's assets held outside the United States have been held by Morgan Stanley Trust Company ("MSTC"), which was an affiliate of the Adviser prior to October 1, 1998. On October 1, 1998, MSTC was acquired by the Chase Manhattan Bank. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. Through September 30,1998, the Fund paid MSTC fees of approximately $565,000.

E. For the year ended December 31, 1998, the Fund made purchases and sales totaling approximately $117,734,000 and $131,586,000 respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases and sales of long-term U.S. Government securities. At December 31, 1998, the U.S. Federal income tax cost basis of securities was $209,622,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $31,205,000 of which $28,679,000 related to appreciated securities and $59,884,000 related to depreciated securities. At December 31, 1998, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $3,546,000 available to offset future capital gains which will expire on December 31, 2006. For the year ended December 31, 1998, the Fund elects to defer to January 1, 1999 for U.S. Federal income tax purposes, post-October capital losses of $2,982,000.

F. For the year ended December 31, 1998, the Fund placed a portion of its portfolio transactions with affiliated broker/dealers. Accordingly, the Fund incurred brokerage commissions of $9,000 with Morgan Stanley & Co. Incorporated, an affiliate of the Adviser, for the year ended December 31, 1998.

G. A significant portion of the Fund's net assets consists of securities of issuers located in Africa. These securities are denominated in foreign currencies and involve certain considerations and risks not typically associated with investments in the United States. Securities of these issuers are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, the securities markets in these countries are less developed than the U.S. securities market and there is often substantially less publicly available information about African issuers than there is about U.S. issuers. Settlement mechanisms are also less developed and consist primarily of physical delivery, which may cause the Fund to experience delays or other difficulties in effecting transactions in certain African nations.

These securities may also be subject to substantial governmental involvement in the economy and greater social, economic, and political uncertainty which could adversely affect the liquidity or value, or both, of the Fund's investment. In addition, the Fund's ability to hedge its currency risk is limited, possibly exposing the Fund to currency devaluation and other exchange rate fluctuations. Accordingly, the price which the Fund may realize upon sale of such securities may not be equal to its value as presented in the financial statements.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at December 31, 1998 totaled $35,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

I. During December 1998, the Board declared a dividend distribution of $0.8197 per share, derived from net investment income, payable on January 8, 1999, to shareholders of record on December 31, 1998.

J. On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. From that date through December 31, 1998, the Fund repurchased 1,102,056 shares or 7.13% of its Common Stock at an average price per share of $10.83 and an average discount of 25.62% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board.

-------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED):

     For the year ended December 31, 1998, the Fund designates $36,000 as long-term capital gain distribution at the 20% tax bracket. The Fund also expects to pass through to shareholders foreign tax credits of approximately $383,000. In addition, for the year ended December 31, 1998, gross income derived from sources within foreign countries amounted to $10,090,000.

REPORT OF INDEPENDENT ACCOUNTANTS
------------
To the Shareholders and Board of Directors of Morgan Stanley Africa Investment Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Africa Investment Fund, Inc. (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period February 14, 1994 (commencement of operations) through December 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York 10036

February 8, 1999

YEAR 2000 DISCLOSURE (UNAUDITED):

The investment advisory services provided to the Fund by the Adviser depend on the smooth operation of its computer systems. Many computer and software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Adviser has been actively working on necessary changes to its own computer systems to deal with the year 2000 problem and expects that its systems will be adapted before that date. There can be no assurance, however, that the Adviser will be successful. In addition, other unaffiliated service providers may be faced with similar problems. The Adviser is monitoring their remedial efforts, but, there can be no assurance that they and the services they provide will not be adversely affected.

In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends and distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. The provisions of the Plan have been modified to conform to the above description regarding the option of Participants to make additional voluntary cash payments to the Plan on an annual, rather than monthly, basis. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                         Morgan Stanley Africa Investment Fund, Inc.
                         American Stock Transfer & Trust Company
                         Dividend Reinvestment and Cash Purchase Plan
                         40 Wall Street
                         New York, NY 10005
                         1-800-278-4353